UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2008
Date of Report (Date of earliest event reported)

HLTH Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains both historical and forward-looking statements. All statements, other than statements of historical fact, are or may be, forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of expressions such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements: failure to achieve sufficient levels of usage of WebMD’s public portals; inability to successfully deploy new or updated applications or services; failure to achieve sufficient levels of utilization and market acceptance of new or updated products and services; difficulties in forming and maintaining relationships with customers and strategic partners; inability to attract and retain qualified personnel; anticipated benefits from acquisitions not being fully realized or not being realized within the expected time frames; general economic, business or regulatory conditions affecting the healthcare, information technology, Internet and plastics industries being less favorable than expected; and the other risks and uncertainties described in Exhibit 99.4 to this Current Report. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones, could also have material adverse effects on our future results. Except as required by law or regulation, we do not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances.

* * * *

Item 8.01.	Other Events

HLTH Corporation (the “Company”) has filed this Current Report on Form 8-K in order to provide, in exhibits attached hereto, historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations, for the same periods included in its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”), but that reflect the reclassification of its ViPS and Porex segments to discontinued operations and related changes in segment reporting described below. This reclassification had no effect on the Company’s reported net income or net income per share.

On February 21, 2008, the Company announced its intention to divest its ViPS and Porex segments and, on June 3, 2008, the Company announced that it had entered into a definitive agreement to sell its ViPS segment to General Dynamics Information Technology, Inc., a wholly-owned subsidiary of General Dynamics Corporation. As a result of the Company’s intention to divest these segments and the expectation that these divestitures will be completed within one year, the Company reflected these segments as discontinued operations, in accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“ SFAS 144”), in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 filed with the SEC on May 12, 2008. As a result of this discontinued operations presentation, ViPS and Porex are no longer reported as segments. The Company’s two operating segments are now: WebMD Online Services and WebMD Publishing and Other Services, which had been previously reported as one reporting segment, WebMD. The expansion of the WebMD segment into two segments has resulted in enhanced disclosure regarding WebMD in the Management’s Discussion and Analysis of Financial Condition and Results of Operations Section, as well as within the Notes to the Company’s consolidated financial statements in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 filed with the SEC on May 12, 2008. The Company has also provided this additional segment information for the comparable prior year periods, in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131”).

In connection with the Registration Statement on Form S-4 that WebMD Health Corp. (“WHC”) intends to file relating to the proposed merger of the Company and WHC (the “Proposed Merger”), the same reclassifications described above are required with respect to the previously issued financial statements included in the Company’s 2007 Form 10-K. Accordingly, Exhibits 12.1 and 99.1 through 99.3 attached hereto retroactively reflect the reclassifications described above, in accordance with SFAS 144 and SFAS 131, but do not reflect any other events occurring after the filing of the 2007 Form 10-K on February 29, 2008. Certain other events occurring after February 29, 2008 have been disclosed in other public filings made by the Company, including various Current Reports on Form 8-K and the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2008. Exhibits 12.1 and 99.1 through 99.3 are intended to be incorporated by reference into the Joint Proxy Statement/Prospectus of the Company and WHC to be included in the Form S-4 referred to above (or, alternatively, to be included as Annexes thereto).

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

12.1	Ratio of Earnings to Fixed Changes
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements and Supplemental Financial Data
99.4	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION

By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

Dated: June 27, 2008

EXHIBIT INDEX

Exhibit
Number	Description

12.1	Ratio of Earnings to Fixed Changes
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements and Supplemental Financial Data
99.4	Risk Factors